UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 14, 2004
                                                 ------------




                            FBL Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


Iowa                                    1-11917                     42-1411715
(State or other                  (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



5400 University Avenue, West Des Moines,
Iowa                                                                     50266
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
                                                  ---------------

Item 9. Reg FD Disclosure
On May 14, 2004, FBL held its annual meeting and issued a press release in the form of Exhibit 99.1.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
(Registrant)

Date May 14, 2004


/s/ James W. Noyce
------------------------------------------------------
James W. Noyce
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.                   Description
Exhibit 99.1                  News release of the registrant dated May 14, 2004